Property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2018
Property, plant and equipment
Reconciliation of the carrying amount of property, plant and equipment

	2018 £m			2017 £m
	Group			Group
	occupied	Tangible		occupied	Tangible
	property	assets	Total	property	assets	Total
At 1 January
Cost	367	1,041	1,408	439	1,077	1,516
Accumulated depreciation	(72)	(547)	(619)	(88)	(685)	(773)
Net book amount	295	494	789	351	392	743
Year ended 31 December
Opening net book amount	295	494	789	351	392	743
Exchange differences	13	10	23	(8)	(14)	(22)
Depreciation and impairment charge	(10)	(127)	(137)	(22)	(94)	(116)
Additions	35	254	289	17	117	134
Arising on acquisitions of subsidiaries	4	518	522	—	178	178
Disposals and transfers	(8)	(69)	(77)	(43)	(85)	(128)
Closing net book amount	329	1,080	1,409	295	494	789
At 31 December
Cost	412	1,641	2,053	367	1,041	1,408
Accumulated depreciation	(83)	(561)	(644)	(72)	(547)	(619)
Net book amount	329	1,080	1,409	295	494	789